Statements of Net Assets Available for Benefits - 401(k) Savings Plan and Trust - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Cash - noninterest bearing	$ 415,931	$ 290,582
Participant directed investments, at fair value	117,583,839	99,305,158
Receivables:
Employer match contribution receivable	182,015	81,083
Notes receivable from participants	2,149,602	1,890,702
Total receivables	2,331,617	1,971,785
Net assets available for benefits	$ 120,331,387	$ 101,567,525